UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 29, 2009
ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia	1-11884	98-0081645

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01 Regulation FD Disclosure.
     On June 29, 2009, Royal Caribbean Cruises Ltd. announced that it has commenced an offering of $250 million aggregate principal amount of 6-year Senior Notes (the “Senior Notes”). The offering of the Senior Notes is being made in pursuant to a shelf registration statement filed with the Securities and Exchange Commission. A copy of the Press Release pursuant to which such announcement was made is furnished herewith as Exhibit 99.1.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99.1 — Press release entitled “Royal Caribbean Announces $250 Million Senior Notes Offering” dated June 29, 2009 (furnished pursuant to Item 7.01).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.
Date: June 29, 2009	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein
		Title:	Senior Vice President and General Counsel